
COMMUNITY TRUST BANCORP
FORBES TOP 50 MOST
TRUSTWORTHY FINANCIAL
COMPANIES
Community Trust Bancorp, Inc.
NASDAQ
Top $9.95

2014 Investor Presentation

Community Trust®
Bancorp, Inc.

Cautionary Statement

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2013 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.

Corporate Profile

▪ Total Assets	$3.7 billion
▪ Shareholders' Equity	$433.9 million
▪ Dividend Yield	3.39%
▪ Total Market Capitalization	$596.2 million
▪ P/E Ratio	13.15x

Financial data as of June 30, 2014

Corporate History

1903	Pikeville National Bank founded
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

Our Banking Franchise


Georgetown
Flemingsburg
Ashland
Frankfort
Mount Sterling
Versailles
Winchester
Richmond
Paintsville
Williamson
Mount Vernon
Campbellsville
London
Whitesburg
Jenkins
Jamestown
Corbin
Follette
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 81 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $612 million

Deposits - $659 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $825 million

Deposits - $1.3 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $355 million

Deposits - $511 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $547 million

Deposits - $661 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $2.0 billion (including $0.6 bill CTB)

Revenues - $12.5 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of June 30, 2014

Market Analysis

- **Competitive Position**
  - **Largest Kentucky domiciled bank holding company**
  - **#1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions**
  - **6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions**
- **Community Banking Model**
- **Economic Diversity**
- **Concentration Risk Management**
- **Growth in Sources of Noninterest Income**

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	45 years	45
Mark A. Gooch	CTB President and CEO	33 years	33
Andy Waters	CTIC President and CEO	27 years	10
Kevin J. Stumbo	EVP/Chief Financial Officer	27 years	19
Steven E. Jameson	EVP/Risk Manager	29 years	10
James J. Gartner	EVP/Chief Credit Officer	45 years (17 at OCC)	11
James B. Draughn	EVP/Operations	21 years	21
Larry W. Jones	EVP/C KY President	45 years	11
Richard W. Newsom	EVP/E KY President	31 years	31
Ricky Sparkman	EVP/SC KY/TN President	29 years	20
D. Andrew Jones	EVP/NE KY/WV President	27 years	27
C. Wayne Hancock	EVP/Senior Staff Attorney	6 years	6

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Growth through both internal and de novo branching and acquisition
- Consistent long-term performance

Operational Priorities

- Continuing focus on improving asset quality
- Liquidation of other real estate owned
- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Increase noninterest income
  - Wealth management
  - Brokerage
- Maintain net interest margin
- Expense control

Consistent Financial Performance

	YTD 2014	2013	2012	2011	2010
EPS	$1.29	$2.64	$2.64	$2.31	$1.97
ROAA	1.23%	1.24%	1.23%	1.11%	1.03%
ROAE	10.53%	11.05%	11.52%	10.91%	9.90%
Net Int. Margin	3.94%	4.03%	3.99%	4.13%	4.07%
Efficiency Ratio	59.45%	59.33%	57.93%	60.23%	59.45%
Nonperforming Loans	1.69%	1.67%	1.41%	1.46%	2.38%
Net Charge-offs	0.19%	0.30%	0.37%	0.58%	0.58%
% of Average Assets:					
Noninterest Income	1.17%	1.35%	1.23%	1.24%	1.27%
Noninterest Expense	2.87%	3.02%	2.84%	3.03%	2.98%

All information is for the year ended December 31 except YTD 2014 which is for the six months ended June 30.

Share information has been restated as a result of the 10% stock dividend which occurred on June 2, 2014.

Earnings Review

Earnings Per Share



$1.51
$1.97
$2.31
$2.64
$2.64
2009
2010
2011
2012
2013
$1.39
$1.29
Jun '13
Jun '14

- YTD EPS decreased 7.2% from 6/30/13 to 6/30/14
- 2014 EPS goal - $2.58 to $2.73 per share

Net Income

(in millions)


$25.1
$33.0
$38.8
$44.9
$45.2
2009
2010
2011
2012
2013
$23.8
$22.3
Jun '13
Jun '14

- Net income decreased 6.0% from 6/30/13
- 2014 goal for net income - $44.6 to $47.4 million

Revenues

(in millions)


$146.9
$160.2
$175.3
$178.1
$184.0
$174.7
2009
2010
2011
2012
2013
Jun '14

- YTD 2014 revenues decreased 5.6% from 6/30/13
- 2014 goal for revenues - $179.3 to $189.3 million

June '14 annualized

Noninterest Income

as a % of Total Revenue

(in millions)



$41.4
$40.9
$43.8
$46.0
$49.3
$42.4
32%
24%
16%
8%
0%
2009
2010
2011
2012
2013
Jun '14
Noninterest Income
% of Total Revenue

- YTD 2014 noninterest income decreased 16.5% from 6/30/13
  - Decreases in gains on sales of loans, deposit service charges, loan related fees, and other noninterest income due to prior year death benefits received in BOLI
- 2014 goal for noninterest revenue – 22.2% to 27.2% of total revenue

June '14 annualized

Net Interest Revenue



(in millions)
$105.5
$119.3
$131.5
$132.1
$134.7
$132.3
2009
2010
2011
2012
2013
Jun '14

- YTD 2014 net interest revenue decreased by 1.4% from 6/30/13
  - Net interest margin decreased 7 basis points
  - Average earning assets increased $8.0 million, or 0.2%

June '14 annualized

Net Interest Margin



3.77%
3.57%
4.07%
3.69%
4.13%
3.83%
3.99%
3.59%
4.03%
3.57%
3.94%
3.60%
2009
2010
2011
2012
2013
Jun '14
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 6/30/14 – (8.33)%

- % of assets repricing
  - Within 30 days 34.21%
- % of liabilities repricing
  - Within 30 days 14.74%
  - Within 90 days 23.84%
  - Within 180 days 44.80%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2014 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Noninterest Expense
as a % of Average Earning Assets



(in millions)
$52.4
$55.1
$62.6
$57.6
$60.9
$62.7
2.30%
2.10%
1.90%
1.70%
1.50%
2009
2010
2011
2012
2013
Jun '14
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio



(in millions)
$93.8
$96.1
$106.4
$103.6
$110.3
$105.1
75%
70%
65%
60%
55%
50%
2009
2010
2011
2012
2013
Jun '14
Noninterest Expense
Efficiency Ratio
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2014 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Return on Average Assets



0.82%
-0.18%
1.03%
0.25%
1.11%
0.80%
1.23%
0.98%
1.24%
1.05%
1.23%
0.91%
2009
2010
2011
2012
2013
Jun '14
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2014 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Balance Sheet Review

Total Assets


(in billions)
$3.09
$3.36
$3.59
$3.64
$3.58
$3.65
2009
2010
2011
2012
2013
Jun '14

- Total assets at 6/30/14 increased 2.0% from 12/31/2013
  - Loans increased $17.3 million or 0.7%
  - Investment portfolio growth $38.1 million or 6.2%
  - Deposits growth $42.0 million or 1.4%
- 2014 goal for total assets - $3.65 to $3.75 billion

Total Loans



(in billions)
$2.44
$2.61
$2.56
$2.55
$2.62
$2.63
2009
2010
2011
2012
2013
Jun '14

- Total loans at 6/30/14 increased 0.7% from 12/31/13
- 2014 goal for total loans - $2.60 to $2.75 billion

Loan Portfolio Mix

June 30, 2014



Consumer 15%
Comm R/E 39%
R/E Mortgage 32%
Comm Other 14%

Concentrations of Credit
as a % of Total Loans



June 30, 2014
5.7%
5.2%
5.6%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Apartments & Rental Housing
Hotel/Motel
Non-Residential Real Estate Rental
Concentrations
Nonperforming Loans*
Net Losses*

** As a percentage of funded exposure*

Net Charge-offs
as a % of Average Loans



1.61%
1.46%
0.95%
0.66%
0.58%
0.58%
0.37%
0.64%
0.30%
0.29%
0.19%
0.16%
2009
2010
2011
2012
2013
Jun '14
CTBI
Peer



Consumer 36%
Commercial 42%
Residential 22%

June 30, 2014

Nonperforming Loans
as a % of Total Loans



4.22%
4.01%
3.29%
2.38%
2.53%
1.70%
1.46%
1.41%
1.67%
1.71%
1.69%
1.64%
2009
2010
2011
2012
2013
Jun '14
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2014 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Nonperforming Assets
as a % of Total Assets



2.56%
3.13%
2.61%
2.28%
2.31%
2.12%
2009
2010
2011
2012
2013
Jun '14

- $33.1 million in other real estate owned

Loan Loss Reserve
as a % of Net Loans



2.27%
2.24%
1.97%
1.70%
1.47%
1.44%
1.34%
1.34%
1.30%
1.30%
1.30%
1.28%
2009
2010
2011
2012
2013
Jun '14
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2014 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Total Other Real Estate Owned


(in millions)
$37.33
$42.94
$56.96
$47.54
$39.19
$33.06
2009
2010
2011
2012
2013
Jun '14

- Sales of foreclosed properties for the six months ended 6/30/14 - $8.4 million
- New bookings in the first six months of 2014 - $3.5 million
- Properties under contract to sell - $2.6 million

Total Deposits
including Repurchase Agreements



(in billions)
$2.64
$2.89
$3.10
$3.11
$3.06
$3.11
2009
2010
2011
2012
2013
Jun '14

- 2014 goal for total deposits including repurchase agreements - $3.10 to $3.20 billion

Total Deposits
including Repurchase Agreements



June 30, 2014
Repurchase Agreements 7%
Noninterest Bearing 21%
Other Time 5%
CDs <$100K 18%
NOW 1%
MMDA 18%
CDs >$100K 19%
Savings 11%


It's Back!!!
HOOPS®
Certificate of Deposit
The CD with more Points!
Community Trust® Bank
building communities...built on trust®
Substantial penalty for early withdrawal.
Member FDIC

- 12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- Our Hoops CD product has been offered for over 17 years
- 100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky's NCAA Basketball Championships
- $196 million in Hoops CDs as of 6/30/14

Shareholder Value

Dividends Per Share


$1.09
$1.10
$1.12
$1.14
$1.15
$1.16
1.7%
2009
2010
2011
2012
2013
2014*

- 2013 cash dividends increased 1.6%
- 1.7% compound growth rate for past five years
- June 30, 2014 cash dividend yield was 3.39%

**2014 is projected DPS*

Shareholders' Equity


(in millions)
$321.5
$338.6
$366.9
$400.3
$412.5
$433.9
6.0%
2009
2010
2011
2012
2013
Jun '14

- Shareholders' equity has increased 28.3% during the past five years
- 6.0% compound growth rate for the past five years
- 2014 goal for shareholders' equity - $440 to $446 million

Book Value Per Share



$21.15
$22.08
$23.78
$25.64
$26.07
$24.90
2009
2010
2011
2012
2013
Jun '14

Tangible Common Equity/Assets



8.47%
8.26%
8.52%
9.36%
9.85%
10.26%
2009
2010
2011
2012
2013
Jun '14

Total Market Capitalization

(in millions)



$371.7
$444.1
$454.0
$511.8
$714.5
$596.2
2009
2010
2011
2012
2013
Jun '14

Price to Tangible Book Value

	2009	2010	2011	2012	2013	6/30/14
CTBI	1.45x	1.63x	1.51x	1.53x	2.06x	1.62x
Peer	1.03x	1.29x	1.19x	1.39x	1.72x	N/A

All data is as of year-end except 2014 which is as of June 30, 2014. Peer data not available as of June 30, 2014.

Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with an average asset size of $3.7 billion, as defined in our Proxy Statement.

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$300
$200
$100
$0
2008
2009
2010
2011
2012
2013
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2008 would have provided a return of 49.3% through December 31, 2013.**

Comparison to Russell 2000 Index

of small cap companies



Return to Investors
December 31, 2013
42.38%
38.82%
20.53%
15.67%
8.60%
20.08%
8.68%
9.07%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 33 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 1.7%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- Recognized by Forbes Magazine as one of "America's 50 Most Trustworthy Financial Companies" and ranked 1st in the "Small Cap" category
- CTBI shareholders include
  - 120 institutional investors (including CTIC – 10.5%) hold 8.9 million shares (51.0%)
  - 188 mutual funds hold 4.3 million shares (24.6%)

Data as of June 30, 2014

CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
- Strong experienced management team and over 1,000 dedicated employees
- Our shareholders